Exhibit 31.4
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Tony Oviedo, certify that:
1.I have reviewed this annual report on Form 10-K/A (Amendment No. 1) of Earthstone Energy, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 9, 2021	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration (Principal Financial Officer)